Exhibit 1.A.(10)(a)






        Variable Universal
        Life Insurance Application





                                                                    [photograph]





                            [logo of Southland Life]








20-784 (4-00)

INSTRUCTIONS:

The fastest way to have new business issued is for you, as the Agent, to fill out the application completely and legibly. Follow the instructions below carefully.

FOR ALL APPLICATIONS:
   o  Use black ink.
   o  Do not use dashes, ditto marks, or the initials NA.
   o Have the proposed insured initial all changes. Do not use correction fluid for corrections.
   o Obtain and attach special state forms such as replacement, disclosure, or other compliance forms before the policy is issued.
   o Detach and leave the Notice under the Fair Credit Reporting Act, Notice Regarding the Medical Information Bureau, and Notice of Insurance Information Practices with the applicant.
   o Complete the Conditional Receipt only when money is accepted with the application.
   o Southland Life Insurance Company will not accept an agent or agency's personal check, cashiers check or money order as premium payments.

SIGNATURES REQUIRED: PAGE 8 AND 10
   o  Your signature is required on both pages 8 and 10.
   o  The signature of the proper owner/applicant is required.
   o The signature of the parent or legal guardian is required if proposed insured is under age 15.
   o  Have all applications signed in your presence.
      * ALL SIGNATURES MUST BE ON APPLICATION WHEN SUBMITTED

APPLICATION - PART ONE
SECTIONS A AND E: INSURED INFORMATION
   o The names of the proposed insureds will appear in the policy as shown in these sections.
   o  Carefully specify Jr., Sr., or I, II, III etc. as required.
   o  The age of the applicant always refers to the AGE NEAREST BIRTHDAY.

SECTIONS C AND F: BENEFICIARY INFORMATION
   o The full name and relationship of the beneficiary to the insured is required.
   o USE REMARKS-SECTION 0 to explain the interest of the beneficiary if other than the spouse or a close family member.
   o If the beneficiary is a trust, include the name of the trustee, name of the trust, and the date of the trust.

APPLICATION - PART TWO
HEALTH STATEMENT:
   o Complete on ALL applications for ALL proposed insureds (include family members if application is for Children's Rider) even in cases where medically examined.
   o Give an explanation for all "Yes" answers. Include complete details such as the nature of the condition, date of onset, treatment and medication recommended, and the attending physician's full name, address, and zip code.
   o  Always include medical number for Kaiser, VA, etc.
   o Clearly identify the proposed insured to whom the medical information pertains.
   o Indicate if the physician requires prepayment before release of medical records.
   o If medical examination is required, provide the proposed insured a medical examination form and indicate in item 5 of the AGENT'S CERTIFICATION the medical tests or requirements ordered.

AGENT'S CERTIFICATION:
   o Indicate request for back-dating, etc. in the SPECIAL REQUEST SECTION. Policies are dated from the 1st to the 28th of the month. Policies may be back-dated one month prior to the date of the application if allowed by state regulation.
   o Properly complete the AGENT PRODUCTION INFORMATION SECTION.

20-784 (4-00)

PART ONE OF VARIABLE LIFE APPLICATION           SOUTHLAND LIFE INSURANCE COMPANY
                                                Customer Service Center
                                                P. 0. Box 173789
                                                Denver, CO 80217-3789
                                                1-800-224-3035


SECTION A - PRIMARY INSURED
Name:______________________________________________________  SSN:___-__-____
        Last             Full First              Middle

Address: _______________________________________________________________________
        Street                  City        County        State       Zip Code

Years at Address: ______ (If less than two years,     Home Phone: (___)_________
                   show former address in SECTION O)

|_| Male    |_| Married   Date of Birth: ____/____/____    Age:______
                                                          (Age nearest birthday)
|_| Female  |_| Single    Driver's License Number and State:____________________

Place of Birth: ________________________________________________________________

Employer's Name:________________________________________________________________

Employer's Address: ____________________________________________________________
                    Street              City     County    State        Zip Code

Years Employed: _____ (If less than two years,      Business Phone:(___)________
                 show former occupation in REMARKS)

All Occupations and Duties:_____________________________________________________

Primary Insured's Income: $_________   Primary Insured's Net Worth: $___________

ADDITIONAL INFORMATION FOR JUVENILE - COMPLETE THE FOLLOWING IF PRIMARY INSURED
                                      IS UNDER AGE 15.
           Father - In force $ __________  Applied for $ ___________
           Mother - In force $ __________  Applied for $ ___________

--------------------------------------------------------------------------------

SECTION B - POLICY AND RIDER BENEFITS                           Risk Class:
                                                               |_| Preferred
                                                               |_| Non-Tobacco
                                                               |_| Standard
Plan of Insurance:__________________   Stated Death Benefit  $__________________

Death Benefit Type: |_| A (Level Death Benefit) |_| B (Increasing Death Benefit) |_| Check here if insurance is for PENSION or similar tax-qualified ERISA plan

Riders
|_| Adjustable Term Rider $____________   |_| Other (Specify)__________________
    (Attach Schedule of                   |_| Children's Rider -
    Target Death Benefits)                      Number of Units ________________
|_| Waiver of Cost Insurance              |_| Additional Insured
|_| Waiver of Specified Premium $______         Rider: $________________________
|_| Accidental Death $_________________                          Risk Class:
|_| Guaranteed Insurability                                      |_| Preferred
     Option $__________________________                          |_| Non-Tobacco
|_| Guaranteed Minimum Death Benefit:                            |_| Standard
         |_| Later of 10 Years or Age 65   |_| Lifetime
|_| Change of Insured Option                         Complete "Additional Adult
                                                     Insured or Payor" Section E
                                                     for each additional adult
                                                     insured.

--------------------------------------------------------------------------------

SECTION C - BENEFICIARY-- SHOW RELATIONSHIP OF EACH BENEFICIARY TO PRIMARY
                          INSURED. IF BENEFICIARY IS A TRUST, PLEASE GIVE NAME AND DATE OF TRUST.
Primary: ____________________   Relationship to Primary Insured:________________
         ____________________
Contingent:__________________   Relationship to Primary Insured:________________

--------------------------------------------------------------------------------

SECTION D - OWNER/APPLICANT                             |_| SSN
Name _________________________________________________  |_| Tax I.D.:___________
        Last          Full First         Middle

Address: _______________________________________________________________________
        Street                  City        County        State       Zip Code

Date of Birth: ____/____/____   Age: __________     |_| Male   |_| Female

Relationship to Primary Insured: __________________   Home Phone:  (___)________

FLORIDA RESIDENTS ONLY: This section is to be completed only if the owner wishes to designate a second person to receive any lapse notice sent after the owner reaches age 64.
(May be left blank.)
    Name:______________________________________________________  SSN:___-__-____

Address: _______________________________________________________________________
        Street                  City        County        State       Zip Code

Date of Birth: ____/____/____            |_| Male  |_| Female

Relationship to Owner: _______________   Home Phone: (___)______________________

20-784 (4-00)                           1

SECTION E - ADDITIONAL ADULT INSURED OR PAYOR -- Complete this section for each Additional Adult Insured. If more than one Additional Adult Insured, attach separate application. Complete the HEALTH STATEMENT, in all cases, on each Additional Adult Insured.

Name:______________________________________________________  SSN:___-__-____
        Last             Full First              Middle

Address: _______________________________________________________________________
        Street                  City        County        State       Zip Code

Years at Address: ______ (If less than two years,     Home Phone: (___)_________
                   show former address in Section O)

Relationship to Primary Insured: _______________________________________________

|_| Male    |_| Married   Date of Birth: ____/____/____    Age:______
                                                          (Age nearest birthday)
|_| Female  |_| Single    Driver's License Number and State:____________________

Place of Birth: ________________________________________________________________

Employer's Name:________________________________________________________________

Employer's Address: ____________________________________________________________
                    Street              City     County    State        Zip Code

Years Employed: _____ (If less than two years,      Business Phone:(___)________
                 show former occupation in Section O)

All Occupations and Duties:_____________________________________________________

--------------------------------------------------------------------------------


SECTION F - ADDITIONAL INSURED BENEFICIARY -- Show beneficiary for additional insured:

Primary: ____________________   Relationship to Additional Insured:_____________

         ____________________   ________________________________________________

Contingent:__________________   Relationship to Additional Insured:_____________

           __________________   ________________________________________________

--------------------------------------------------------------------------------

SECTION G - PREMIUM PAYMENTS
$ _____________ Cash With Application  $ _____________ Collect On Delivery

PREMIUM PAYMENT METHOD AND FREQUENCY
         (Check one box only)           FOR FLEXIBLE PREMIUM PLANS, indicate:
                                        $ __________ Planned Periodic Premium
                                           (write "none", if no future billing
                                           is desired.)
             -----------------Frequency-------------
Method       Annual  Semi-Annual  Quarterly  Monthly
-----------  ------  -----------  ---------  -------
Direct Bill    |_|       |_|         |_|       N/A
PAC            |_|       |_|         |_|       |_|

INITIAL PREMIUM ALLOCATION. Your Initial Premium will be allocated to the Guaranteed Interest Account and/or among the Variable Account Subaccounts as specified below. Please use whole number percentages. Variable Account allocations are limited to 18 Subaccounts. The total must equal 100%.

GUARANTEED INTEREST ACCOUNT __________%

VARIABLE ACCOUNT SUBACCOUNTS



ALGER AMERICAN                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP)         INVESCO VARIABLE INVESTMENT FUND (VIF)
___% Growth Portfolio                 ___% VIP Equity-Income Portfolio                        ___% VIF Equity Income Fund
___% Leveraged AllCap Portfolio       ___% VIP Growth Portfolio                               ___% VIF Utilities Fund
___% MidCap Growth Portfolio          ___% VIP High Income Portfolio                          JANUS ASPEN SERIES
___% Small Capitalization Portfolio   ___% VIP Money Market Portfolio                         ___% Aggressive Growth Portfolio
                                      ___% VIP Overseas Portfolio                             ___% Balanced Portfolio
                                      FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (VIP II)   ___% Growth Portfolio
                                      ___% VIP II Asset Manager Portfolio                     ___% International Growth Portfolio
                                      ___% VIP II Contrafund Portfolio                        ___% Worldwide Growth Portfolio
                                      ___% VIP II Index 500 Portfolio
                                      ___% VIP II Investment Grade Bond Portfolio









20-784 (4-00)                        2

SECTION H - SPECIAL PROGRAMS -- CHECK EACH OPTION YOU WISH TO SELECT

H1 |_| Dollar Cost Averaging. (Complete Sections 2A and 7 of the Variable Life
       Service Request Form attached to this application.)















H2 |_| Automatic Rebalancing (Complete Sections 2A and 5 of the Variable Life
       Service Request Form.)












H3 |_| Telephone Authorization (Complete Sections 2A and 4 of the Variable Life
       Service Request Form.)
















20-784 (4-00)                           3

SECTION I - EXISTING INSURANCE -- List all life insurance in force on all persons proposed for insurance (including Business Insurance). Use REMARKS or attach additional pages if additional space is needed. If NONE, write "NONE" on the first line below.
                                           Life        Accidental          Year
Insured       Company     Replacement     Amount          Death           Issued

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

REGARDING ALL PERSONS PROPOSED FOR INSURANCE - If any Question is "Yes," please explain and give complete details. Use SECTION 0 or attach additional pages if additional space is needed.
1. Is the Policy applied for to replace or change any existing insurance or annuities in this or any other Company? (If
   "yes," check which policy in the above chart is to be
   replaced or changed and follow the replacement procedures
   for your state.)                                              |_| Yes  |_| No

2. Is the replacement to be handled as an IRC Section 1035
   exchange?                                                     |_| Yes  |_| No

3. Has any person proposed for insurance had an application(s) pending with another Company(ies) within the past 90 days?
                                                                 |_| Yes  |_| No

   (If "Yes," give Company(ies) and Amount(s). _________________________________

4. (THE FOLLOWING QUESTION IS NOT APPLICABLE IN THE STATE OF
   MO. DO NOT ANSWER IF YOU RESIDE IN MO.) Has any person
   proposed for life insurance ever applied for Life or Health insurance which was rated, declined, postponed, withdrawn or modified in any way? (If "Yes," state Person, Company, Dates
   and Details.)                                                 |_| Yes  |_| No
   _____________________________________________________________________________

--------------------------------------------------------------------------------

SECTION J - BUSINESS INSURANCE -- If application is for Business Insurance, please complete:

1. Approximate net                       2. Approximate net annual
   worth of business? $____________         income of business? $____________

3. Percentage of business                4. Amount of Business
   owned or controlled by                   Insurance in force on
   Primary Insured? _______________%        Primary Insured? $_______________

5. Purpose of Business Insurance on
   Primary Insured (Keyman, Buy-Sell, etc.)?____________________________________

6. Information about Business Insurance carried by other Owners, Officers, Partners, or Key Men: (Use SECTION 0 or attach additional page if additional space is needed.)

            Percentage of         Insurance in Force       Insurance Applied For
Full Name     Ownership           Amount     Company       Amount        Company

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------

SECTION K - SPECIAL ACTIVITIES -- Has any person proposed for insurance:

1. Ever had a traffic citation for driving while intoxicated, or driving under the influence of intoxicants or drugs, or any moving violation within the past three years? (If "Yes,"
   give details in SECTION 0.)                                   |_| Yes  |_| No

2. Made in the past two years or contemplate making in the
   future aerial flights of any kind other than as a passenger on any regular scheduled airline? (If "Yes," complete and
   submit the Aviation Section of an AVOCATION QUESTIONNAIRE
   for each person answering "Yes.")                             |_| Yes  |_| No

3. Engaged in the last two years or contemplate engaging in the future in scuba/skin diving, sky diving, hang gliding, hot air ballooning, rodeo activities, or any other organized
   sport, avocation, hobby, or activity? (If "Yes," submit an
   AVOCATION QUESTIONNAIRE for each person answering "Yes."
   Complete each applicable section of each questionnaire
   submitted for which the questions in such section(s) relate to an activity for which the answer to question 3. is
   "Yes.")                                                       |_| Yes  |_| No

4. Planned to travel or reside outside the United States or Canada within the next year? (If "Yes," give details in
   SECTION 0.)                                                   |_| Yes  |_| No

--------------------------------------------------------------------------------

SECTION L - TOBACCO USAGE -- Has any person proposed for insurance in the last twelve months:

1. Smoked or used any of the following: cigarettes, cigars,
   pipe, chewing tobacco, nicotine chewing gum or patch, snuff,
   or any other tobacco product?                                 |_| Yes  |_| No

   For "Yes" answers, specify in SECTION 0 name of person, product smoked or used, frequency and duration of use, and date of last use.

20-784 (4-00)                           4

SECTION M - Has any person proposed for insurance:
1. (Do not answer this question if you reside in FL or NV.)
   been diagnosed by or treated by a licensed member of the medical profession for Acquired Immune Deficiency Syndrome?. |_| Yes |_| No

2  (Answer this question ONLY if you reside in NV.) been
   diagnosed by or treated by a licensed member of the medical
   profession for any immune system disorder?..................  |_| Yes  |_| No

3. (Do not answer this question if you reside in CA, CT, FL,
   ME, MN, ND, NJ, NV, or WV.) tested **positive for antibodies to the AIDS Virus (Human T-Cell Lymphotrophic Virus Type
   III, HTLV-III) or Lymphadenopathy Virus (LAV)?..............  |_| Yes  |_| No

4. (Answer this question only if you reside in WV.) tested
   positive for antibodies to the AIDS Virus?..................  |_| Yes  |_| No

5. (Answer this question only if you reside in FL.) tested
   positive for exposure to the HIV infection or been diagnosed
   as having ARC or AIDS caused by the HIV infection?..........  |_| Yes  |_| No

**In Michigan such tests are limited to the ELISA-ELISA Western Blot Series.

(Give details to any "Yes" answers in the Section O. If there is not enough room in the space provided, please attach additional pages.)

--------------------------------------------------------------------------------


SECTION N - SUITABILITY
A. Have you, the Proposed Insured and the Owner, if other than the Proposed Insured, received a current Prospectus,
   dated__________________, for the policy applied for and for
   each designated fund?                                         |_| Yes  |_| No

B. Do you understand that under the policy applied for the
   amount or duration of the death benefit may vary under
   specified conditions; policy values may increase or decrease in accordance with actual future investment experience of
   our Separate Account and the interest credited in the
   Guaranteed Interest Account; and the amount payable on
   maturity is not guaranteed but is dependent on the amount
   then in the Policy?.........................................  |_| Yes  |_| No

C. Do you understand that any personalized illustrations
   received are based on hypothetical interest assumptions
   which may not be indicative of actual future investment
   experience of our Separate Account or of actual interest
   credited in our Guaranteed Interest Account?................  |_| Yes  |_| No

D. With this in mind, is the policy in accord with your insurance objectives and your anticipated financial needs?.. |_| Yes |_| No

--------------------------------------------------------------------------------


SECTION 0 - REMARKS -- (If there is not enough room in the space provided, please attach additional pages.)



















--------------------------------------------------------------------------------


SECTION P - HOME OFFICE AMENDMENTS (Not applicable in WV.)











20-784 (4-00)                           5

PART TWO OF APPLICATION                  SOUTHLAND LIFE INSURANCE COMPANY
FOR INSURANCE TO                         Customer Service Center
                                         P. 0. Box 173789, Denver, CO 80217-3789

                                HEALTH STATEMENT
This HEALTH STATEMENT must be completed by the Agent on ALL applications for ALL persons proposed for insurance. (Include family members if Children's Rider is applied for.) In addition, if a medical examination is required for any person proposed for insurance, please provide such persons a Southland Life Insurance Company medical examination form. Even in those cases where a medical examination is required, please complete the Health Statement in order to expedite the underwriting process.

                                                                                       Weight
                                                                                     Change in
                                         Date of Birth         Height                Past Year             Relationship to
Full Names of all to be Insured        Month  Day   Yr.       Ft.   In.   Weight   Gain    Loss            Primary Insured



1. Primary Insured                     X    X    X   X                                              X    X    X    X    X    X
                                       ---------------       __________   _______   ____   ____     ----------------------------

2. Additional Adult Insured            X    X    X   X       __________   _______   ____   ____     X    X    X    X    X    X
                                       ---------------                                              ----------------------------
All children to be insured under
Child rider

3. _______________________________     ______________        __________   _______   ____   ____     ____________________________

4. _______________________________     ______________        __________   _______   ____   ____     ____________________________

5. _______________________________     ______________        __________   _______   ____   ____     ____________________________

6. _______________________________     ______________        __________   _______   ____   ____     ____________________________

--------------------------------------------------------------------------------
1. To the best of your knowledge (for MO and OR residents, in the last 10 years), has any person (Owner/Proposed Insured) proposed for insurance had or been told by a licensed member of the medical profession that he or she had:
   (For each "Yes" answer, give details in the space provided to the right of each question. If there is not enough room in the space provided, please attach additional pages.)

                                                                          Record Question Number; Person; Condition; Diagnosis and
                                                                          Dates/Duration of condition or treatment; Name and Address of all doctors and hospitals; and medical number for
                                                               Yes   No   Kaiser, VA, etc.


a. Convulsions, epilepsy, paralysis, mental or nervous
   disorders?................................................  |_|   |_|

b. Chest pain, pulse irregularity, high "blood pressure,
   rheumatic fever, heart murmur, heart attack, stroke, or
   other disorder of the heart, or circulatory system, anemia
   or leukemia?.............................................   |_|   |_|

c. Asthma, emphysema, tuberculosis, pneumonia, or chronic
   respiratory disease?.....................................   |_|   |_|

d. Jaundice, intestinal bleeding, ulcer, colitis,
   diverticulitis, or other disorder of the stomach,
   intestines, liver or gall bladder?.......................   |_|   |_|

e. Kidney stone or other disease of kidney; disorder of the
   bladder, prostate, reproductive organs, or breasts; sugar,
   albumin, blood, or pus in the urine?.....................   |_|   |_|

f. Arthritis, gout, or disorder of the muscles, bones, or
   joints, including the spine; deformity, or amputation;
   blindness or deafness?...................................   |_|   |_|

g. Diabetes or disorder of the thyroid?.....................   |_|   |_|

h. Cancer or tumor, collagen disease or any other disorder not
   listed above?............................................   |_|   |_|

i. In the past 10 years, a disorder of the-blood*, diarrhea, disorder of the skin, chronic cough, disorder of lymph
   glands, chronic fatigue or significant weight loss?......   |_|   |_|

*For residents of North Carolina, disorder of the blood includes all conditions of the blood presently recognized as disorders, both primary disorders of the blood (e.g. anemia, polycythemia, leukopenia, teukocytosis, clotting disorders, platelet disorders, immune disorders whether congenital or acquired, disorders or gammaglobulin) and disorders that reflect other disease processes (e.g. infections, malignancies, sources of blood loss, biliary tract disease).

20-784 (4-00)                           6

2. To the best of your (Owner/Proposed Insured) knowledge, has any person proposed for insurance: (For each "Yes" answer, give details in the space provided to the right of each question. If there is not enough room in the space provided, please attach additional pages.)

                                                                          Record Question Number; Person; Condition; Diagnosis and
                                                                          Dates/Duration of condition or treatment; Name and Address of all doctors and hospitals; and medical number for
                                                               Yes   No   Kaiser, VA, etc.



a. Other than above, had examination, treatment, or
   consultation with a physician during the past 5 years?...   |_|   |_|

b. Been on, or are now on, any medication or prescribed diet?  |_|   |_|

c. Except as prescribed by a Doctor, ever used heroin,
   morphine, cocaine, or other narcotic drug?...............   |_|   |_|

d. Within the past two years used:

   1) Barbiturates, stimulants, tranquilizers, or sedatives
      except as prescribed by a physician?..................   |_|   |_|

   2) LSD, marijuana, PCP, or any other hallucinogenic
      substance?............................................   |_|   |_|

e. (DO NOT ANSWER THIS QUESTION IF YOU RESIDE IN NE.)
   Ever received treatment, medical advice, joined an
   organization or been arrested or convicted because of use
   or possession of alcohol or drugs?.......................   |_|   |_|

   (ANSWER THIS QUESTION ONLY IF YOU RESIDE IN NE.)
   Ever received treatment, medical advice or been arrested or
   convicted because of use or possession of alcohol or drugs? |_|   |_|

f. Been rejected, discharged, or retired by an employer or the
   military for medical or physical disability reason?......   |_|   |_|

g. Been advised to have any diagnostic test, hospitalization or
   surgery which has not been completed?....................   |_|   |_|


-----------------------------------------------------------------------------------------------------------------|
          FAMILY RECORD OF PRIMARY INSURED        |            |                   FAMILY RECORD OF SPOUSE       |
                                                  |            |                 (If Proposed for Insurance)     |
---------------------------------------------------            --------------------------------------------------|
      If Living       |       If Deceased         |            |     If Living       |       If Deceased         |
---------------------------------------------------            --------------------------------------------------|
Age         State of  |   Age At        Cause of  |            | Age       State of  |   Age At        Cause of  |
             Health   |    Death          Death   |            |            Health   |    Death          Death   |
-----------------------------------------------------------------------------------------------------------------|
                      |                           |   Father   |                     |                           |
-----------------------------------------------------------------------------------------------------------------|
                      |                           |   Mother   |                     |                           |
-----------------------------------------------------------------------------------------------------------------|
                      |                           | Brother(s) |                     |                           |
                      |                           |            |                     |                           |
                      |                           |            |                     |                           |
                      |                           |            |                     |                           |
-----------------------------------------------------------------------------------------------------------------|
                                                  | Sister(s)  |                     |                           |
                      |                           |            |                     |                           |
                      |                           |            |                     |                           |
                      |                           |            |                     |                           |
                      |                           |            |                     |                           |
-----------------------------------------------------------------------------------------------------------------|

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


                                  DECLARATIONS

All statements and answers made in all parts of this application, consisting of pages 1, 2, 3, 4, 5, 6 and 7, are full, complete and true to the best of my knowledge and belief. It is understood and agreed that:

(a) all such statements and answers are offered to Southland Life Insurance Company as a consideration for and shall be the basis of any insurance issued;

(b) all such statements and answers, including the smoking status, are considered material to the accurate assessment of the insurability of any person proposed for insurance;

(c) a misstatement on any of the questions could result in policy rescission and return of premiums paid; For South Carolina residents, a misstatement on any of the questions could result in policy rescission and return of premiums paid, subject to the incontestability provision and legal proceedings;

(d)  all information given to the Agent is contained in this application;

(e) no agent or medical examiner has the authority to make, alter, or discharge any contract, accept risks, or waive Southland Life Insurance Company's rights or requirements;

(f) acceptance of any policy issued pursuant hereto shall constitute ratification of the manner in which it is written and of any corrections, additions, or changes made by Southland Life Insurance Company and entered in the HOME OFFICE AMENDMENTS. In those states where it is required (Connecticut, Illinois, Iowa, Kansas, Kentucky, Maryland, Michigan, Minnesota, Nebraska, Oregon, Pennsylvania, West Virginia and other states as appropriate), changes as to plan, amount, age at issue, classification, or benefits will be made only with the Owner's written consent. In West Virginia, no change will be made without the owner's written consent;

(g)  The insurance applied for in this application shall not take effect until:
     1 this application has been approved by Southland Life Insurance Company, and
     2 the policy has been delivered to and accepted by the Owner, and 3 the full first premium, according to the rates stated in the policy, has been paid while all persons proposed for insurance are alive and while the health and insurability of such persons has not changed from that as described in this application.



                AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

I hereby authorize the following to give to Southland Life Insurance Company or its reinsurer(s) any information concerning me or my health: any licensed physician or medical practitioner; any hospital, clinic, or other medical facility; any insurance company or reinsurance company; employer; consumer reporting agency; or the Medical Information Bureau, Inc. (MIB, Inc.).

I hereby authorize Southland Life Insurance Company to obtain an investigative consumer report on me. I understand that I may request to be interviewed in connection with such report. It is understood that I may request in writing and receive a copy of such report.

I understand that this information will be used to determine my eligibility for insurance and to evaluate any claim under this application. I agree that a photocopy of this Authorization shall be as valid as the original. I agree that this authorization will be valid for two years from the date below, if used to determine eligibility, or for the duration of the claim, if used to evaluate any claim under this application.


                                 ACKNOWLEDGMENT

I acknowledge that I have received and read a copy of the "Notice Regarding MIB," the "Notice Under the Fair Credit Reporting Act," and the "Notice of Insurance Information Practices," and that I or my representative may request and receive a copy of this Authorization.


Signed at_________________________________________ this___________ day of 20___.
             City                        State

_______________________________________   ______________________________________
  Signature of Proposed Insured           Signature of Spouse/Additional Insured
 (or Parent/Guardian if Minor)


_______________________________________   ______________________________________
*Signature of Applicant/Owner             SIGNATURE OF AGENT AS WITNESS/AGENT'S
 (if other than Proposed Insured)         LICENSE NUMBER


                                          ______________________________________
                                          Agent's Name (Please Print)


*If Owner is Corporation, Partnership or Trust, a Corporate Officer, Partner or the Trustee must sign and state title.

See next page for applicable Fraud Warning.



20-784 (4-00)                           8

                                 FRAUD WARNING

Any person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement of material fact may be guilty of insurance fraud (not applicable to Arizona, Oregon or Virginia residents).


FOR COLORADO RESIDENTS, THE LAW REQUIRES THE FOLLOWING WARNING:
It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.


FOR CONNECTICUT RESIDENTS, THE LAW REQUIRES THE FOLLOWING WARNING:
Any person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement of material fact may be guilty of insurance fraud as determined by a court of competent jurisdiction.


FOR FLORIDA RESIDENTS, THE LAW REQUIRES THE FOLLOWING WARNING:
Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.


FOR NEW JERSEY RESIDENTS, THE LAW REQUIRES THE FOLLOWING WARNING:
Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.


















20-784 (4-00)                           9

                        SOUTHLAND LIFE INSURANCE COMPANY
                     P. 0. Box 173789, Denver, CO 80217-3789

                              AGENT'S CERTIFICATION

Name of Primary Insured_________________________________________________________
                                                (Print)

1. Did you personally interview Primary Insured and complete
   application in his or her presence?                             |_|Yes  |_|No

2. Have you issued the "Notice of lnsurance Information
   Practices"? (It must be detached and given to Primary
   insured.)                                                       |_|Yes  |_|No

3. Will the policy applied for replace or change any existing
   insurance or annuity?                                           |_|Yes  |_|No

4. If replacement or change of existing insurance is
   involved,have you complied with all relevant state
   requirements, including any "Notice, Disclosure and/or
   Comparisons"?                                                   |_|Yes  |_|No

   If no, please explain.______________________________________

   ____________________________________________________________

   ____________________________________________________________

   ____________________________________________________________

5. Please check the medical requirements ordered:
  |_| MD Exam                      |_| Stress EKG
  |_| HOS                          |_| EKG
  |_| Blood Profile                |_| Paramedical
  |_| Inspection
  |_| Paramedical Company________________________

6. Is the Primary Insured a United States citizen?                 |_|Yes  |_|No

   If "no", give Visa Number:______________________________

   and type of Visa:_______________________________________

7. To the best of your knowledge, are the responses to the
   tobacco usage section correct?                                  |_|Yes  |_|No

8. How long have you known the Primary Insured?
   ________________   How well? _______________________________
   Are you related to any person proposed for insurance in
   this application?                                               |_|Yes  |_|No

    If "Yes," give relationship.________________________________

9. Is this policy to be issued under a qualified pension,
   profit sharing, or 401(k) plan?                                 |_|Yes  |_|No

10. What was the PRIMARY purpose of the insurance?

  |_| Estate/Death Taxes           |_| Gift
  |_| Private Pension/Retirement   |_| Family Income
  |_| Mortgage Protection          |_| Savings
  |_| College Funding
  |_| Other____________________________________________________

--------------------------------------------------------------------------------
Special Requests:





--------------------------------------------------------------------------------

I hereby certify that I have no knowledge of anything affecting the insurability of any person proposed for insurance which is not fully set forth in these papers.

__________________________  ______________________________  ____________________
Signature of Agent          City & State                    Date


__________________________                        ______________________________
Agent's Name (Please print)                       Agent's Telephone Number



                          AGENT PRODUCTION INFORMATION
--------------------------------------------------------------------------------
                            TO BE COMPLETED BY AGENT
                                 (Please Print)

Agent's Code:_______   Agent's Name:____________________________________________
                                    Last           Full First             Middle

Broker/Dealer's Name:___________________________________________________________
--------------------------------------------------------------------------------
Volume & Commission to be Shared With:

Agent's Code:_______   Agent's Name:______________________________  Percent:____
                                    Last      Full First    Middle


20-784 (4-00)                           10

Do Not Write Above This Line
                                                                       Bank Copy

 AUTHORIZATION TO HONOR CHECKS, DRAFTS AND OTHER INSTRUMENTS DRAWN BY
   THE SOUTHLAND LIFE INSURANCE COMPANY, P 0. BOX 173789, DENVER,
                          CO 80217-3789

As a convenience to me, I hereby request and authorize you to charge to my account checks, drafts and other instruments drawn on my account by and payable to the order of the Southland Life insurance Company, I agree that your rights in respect to each such check, draft or other instrument shall be the same as if it were drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such check, draft or other instrument.

I further agree that if any such check, draft or other instrument be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance.

To: Financial Institution ____________________________________________
                                                       (Branch if any)
Street Address or PO. Box_____________________________________________

City, State and Zip Code______________________________________________

Policyowner___________________________ Billing No.____________________

_____________________________________X________________________________
   Date          Account No.       Signature EXACTLY as it appears on
                                   Account Records


PLEASE NOTE: The size of this form is adjustable from a 4 x 6 to a 3 x 5 card for your filing convenience.

There is an indemnification Agreement on the reverse side.



--------------------------------------------------------------------------------



       PRE-AUTHORIZED CHECK AUTHORITY - HOME OFFICE RECORD - DO NOT DETACH Subject to the conditions on the reverse side, to which I hereby agree, Southland Life Insurance Company is hereby authorized to draw a check, draft or other instrument on (date)___________________________________________________
for the purpose of paying premiums and/or other payments indicated hereon against the account of

________________________________________________________________________________
Print Name EXACTLY as It appears on Account Records               Account Number

with____________________________________________________________________________
Name of Financial Institution with Branch Name                    Transit Number
and Number, if any

________________________________________________________________________________
Address of Institution or Branch                                  Routing Symbol


POLICY NUMBER      AMOUNT    PURPOSE       POLICY NUMBER      AMOUNT    PURPOSE

_____________      ______    _______       _____________      ______    _______

_____________      ______    _______       _____________      ______    _______

_____________      ______    _______       _____________      ______    _______

_____________      ______    _______       _____________      ______    _______

X_________________________________________________   ______________  ___________
Signature EXACTLY as It appears on Account Records   BILLING NUMBER  DATE

                                                       Customer/Home Office Copy

A VOIDED BLANK CHECK OR DRAFT ON THE ACCOUNT TO BE DRAWN AGAINST MUST ACCOMPANY THIS AGREEMENT
--------------------------------------------------------------------------------


                    NOTICE OF INSURANCE INFORMATION PRACTICES

As a part of our normal procedure for processing an initial application for insurance or an application for reinstatement or for a change in insurance coverage, we may obtain personal information about an insured or a proposed insured from persons other than the insured or proposed insured. This personal information generally relates to health, occupation, hobbies, general reputation, credit, mode of living (except as may be related directly or in-directly to your sexual orientation) and other personal characteristics. In some circumstances, this personal information and other information may be disclosed to third parties without the specific authorization of the person to whom the information relates. A right of access and correction exists with respect to personal information in our files. A detailed explanation of our insurance information practices and the right to access and correction will be furnished to you if you make written request to: Underwriting Department, Southland Life Insurance Company, Customer Service Center, P 0. Box 173789, Denver, CO 80217-3789.

       THIS NOTIFICATION MUST BE DETACHED AND DELIVERED TO THE APPLICANT

    See Reverse Side for Notice Regarding MIB and Fair Credit Reporting Act.

             TO: THE INSTITUTION NAMED ON THE REVERSE SIDE
In consideration of your participating in a plan which the Southland Life Insurance Company (hereinafter known as the "Company") has put into effect by which amounts due on policies of insurance are collected by checks, drafts or other instruments drawn by the Company on the accounts of persons who are responsible for these payments, the Company does hereby agree that:
(1) It will indemnify and hold you harmless from any liability to any person arising out of the payment by you of any check, draft or order, whether or not genuine, drawn by the Company in the regular course of business for the purpose of payment or arising out of the dishonor by you, whether with or without cause, or intentionally or inadvertently, of any such check, draft or order, whether or not such claim or liability asserted against you be based upon the forfeiture or alleged forfeiture of a policy of insurance the premium on which is sought to be collected by the Company by any such check, draft, or order, and
(2) It will defend at its cost and expense any action which may be brought by any depositor or any other person because of any action taken pursuant to or in any manner arising out of your participation in the pre-authorized check plan of premium collection, and
(3) Without limitation on the foregoing indemnities, it will refund to you any amount erroneously paid by you on any such check, draft, or order, if claim for the amount of such erroneous payment is made by you within twelve months from the date of the check, draft or order on which such erroneous payment was made, and
(4) Your participation in the plan or that of the depositor or member may be terminated by written notice from either party to the other. Likewise, your participation and that of Southland Life Insurance Company may be terminated by thirty days written notice from either party to the other.

                                      Southland Life Insurance Company

                                        /s/ David Pendergrass

                                                  Treasurer

Authorized in a resolution adopted by the Board of Directors of
Southland Life Insurance Company on August 21, 1980.
--------------------------------------------------------------------------------



Subject to the following conditions:

1. I understand that such checks, drafts or other instruments shall constitute notice of premium due and, upon being charged to my account, by the bank or other financial institution, shall be my receipt for payment of the premiums.

2. Should any check, draft or other instrument not be honored by said bank or other financial institution upon presentation, then it is understood that such premium(s) is/are to be paid to you within the time stipulated in the policy for payment, and in default thereof, the policy(ies) shall become null and void except as otherwise provided therein.

3. The payment of premiums under this Plan may be discontinued by the Company or the undersigned upon 30 days written notice.

4. This agreement may be extended by mutual consent to cover additional premium payments to the Company.


















--------------------------------------------------------------------------------

           Southland Life Insurance Company o Customer Service Center
                o P.O. Box 173789 o Denver, Colorado 80217-3789

                   NOTICE UNDER THE FAIR CREDIT REPORTING ACT
  As a part of our normal procedure for processing your initial insurance application, an investigative consumer report may be prepared whereby information is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics and mode of living (except as may be related directly or indirectly to your sexual orientation). You have the right to make a written request within a reasonable amount of time to the Southland Life Insurance Company at the above address for additional, detailed information about the nature and scope of this investigation.

                              NOTICE REGARDING M I B
  Southland Life Insurance Company or its reinsurer(s) may release information in its file, including the information in your application, to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.
  Information you provide will be treated as confidential except that the Southland Life Insurance Company or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or to which claim is submitted, the Bureau will supply such company with the information it may have in its files.
  Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston Massachusetts 02112, telephone number
(617) 426-3660.

                        SOUTHLAND LIFE INSURANCE COMPANY
                             Customer Service Center
                      P 0. Box 173789, Denver, CO 80217-3789


                               CONDITIONAL RECEIPT

IT IS HEREBY UNDERSTOOD AND AGREED THAT UNLESS EACH AND EVERY CONDITION SPECIFIED IN THIS RECEIPT IS FULFILLED EXACTLY, NO INSURANCE WILL BECOME EFFECTIVE PRIOR TO POLICY DELIVERY. NEITHER THE AGENT WHOSE SIGNATURE APPEARS BELOW, NOR ANY OTHER AGENT OF THE COMPANY OR BROKER IS AUTHORIZED TO ALTER OR WAIVE ANY SUCH CONDITION.

IT IS ALSO AGREED THAT NO PREMIUM PAYMENT IS MADE WITH RESPECT TO ANY PERSON PROPOSED FOR COVERAGE WHO HAS, WITHIN THE PAST 12 MONTHS, BEEN TREATED FOR OR HAD HEART DISEASE, STROKE OR CANCER.

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO SOUTHLAND LIFE INSURANCE COMPANY (THE "COMPANY"). DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK. THIS RECEIPT MUST BE COMPLETED WHEN (AND ONLY WHEN) MONEY IS ACCEPTED WITH THE APPLICATION.

Received from ________________________ the conditional deposit of $ ____________
and an application bearing the same date as this Receipt wherein_____________________________________________ is the Primary Insured
proposed for insurance in such application.


                              TERMS AND CONDITIONS

NO LIFE INSURANCE MAY TAKE EFFECT EARLIER THAN THE POLICY DELIVERY DATE UNLESS EACH CONDITION BELOW IS MET:

(1) On the latest of this application date, the last medical examination required on any Proposed Insured, or a later date specified in the application: All Proposed Insureds must each be insurable and eligible under our rules and standards for the plan, the amount, and the premium rate exactly as requested in the application;

(2) Any Medical examination (at Company expense), test, x-rays and electrocardiograms required by Company rules must be completed within 60 days from the application date; and

(3) The conditional deposit above must equal at least one month's premium for the coverage as applied for.

IF EACH CONDITION IS MET, part or all of the Life insurance applied for in this application on any one life will take effect on the latest date in (1) specified above. If the amount of all Life insurance applied for on the same life (under this and any other Conditional Receipts issued by this Company):

 -- Is $500,000 or less, the amount of Life insurance applied for on that life will take effect;

 -- Is over $500,000, a lesser amount which is a pro rata share of the $500,000 maximum will take effect. This share will be based on the total Life insurance applied for on that life in all applications for which the Conditional Receipts are given. The remainder of any Life insurance applied for will not take effect unless and until the policy is delivered.

IF ANY CONDITION IS NOT MET, the Company has no liability except to return the conditional deposit upon surrender of this Receipt.

I have received a copy of and have read this Receipt. I understand and agree to all of its terms.



Signed at______________________________ this______day of _________________,20___
                 CITY           STATE

______________________________________   _______________________________________
PRIMARY INSURED (OR PARENT OR GUARDIAN   SPOUSE (IF PROPOSED FOR INSURANCE)
             OF MINOR PRIMARY INSURED)

______________________________________   _______________________________________
             *APPLICANT/OWNER                       WITNESSED BY AGENT

*Signature and address if other than Primary Insured or other than Premium Payor. If Owner is a Corporation, Partnership, or Trust, a Corporate Officer, Partner, or Trustee must sign and state title.



20-784 (4-00)                          12                       Home Office Copy

                                  [Blank Page]


20-784 (4-00)

                        SOUTHLAND LIFE INSURANCE COMPANY
                             Customer Service Center
                      P 0. Box 173789, Denver, CO 802173789


                               CONDITIONAL RECEIPT

IT IS HEREBY UNDERSTOOD AND AGREED THAT UNLESS EACH AND EVERY CONDITION SPECIFIED IN THIS RECEIPT IS FULFILLED EXACTLY, NO INSURANCE WILL BECOME EFFECTIVE PRIOR TO POLICY DELIVERY. NEITHER THE AGENT WHOSE SIGNATURE APPEARS BELOW, NOR ANY OTHER AGENT OF THE COMPANY OR BROKER IS AUTHORIZED TO ALTER OR WAIVE ANY SUCH CONDITION.

IT IS ALSO AGREED THAT NO PREMIUM PAYMENT IS MADE WITH RESPECT TO ANY PERSON PROPOSED FOR COVERAGE WHO HAS, WITHIN THE PAST 12 MONTHS, BEEN TREATED FOR OR HAD HEART DISEASE, STROKE OR CANCER.

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO SOUTHLAND LIFE INSURANCE COMPANY (THE "COMPANY"). DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK. THIS RECEIPT MUST BE COMPLETED WHEN (AND ONLY WHEN) MONEY IS ACCEPTED WITH THE APPLICATION.

Received from ________________________ the conditional deposit of $ ____________
and an application bearing the same date as this Receipt wherein_____________________________________________ is the Primary Insured
proposed for insurance in such application.


                              TERMS AND CONDITIONS

NO LIFE INSURANCE MAY TAKE EFFECT EARLIER THAN THE POLICY DELIVERY DATE UNLESS EACH CONDITION BELOW IS MET:

(1) On the latest of this application date, the last medical examination required on any Proposed Insured, or a later date specified in the application: All Proposed Insureds must each be insurable and eligible under our rules and standards for the plan, the amount, and the premium rate exactly as requested in the application;

(2) Any Medical examination (at Company expense), test, x-rays and electrocardiograms required by Company rules must be completed within 60 days from the application date; and

(3) The conditional deposit above must equal at least one month's premium for the coverage as applied for.

IF EACH CONDITION IS MET, part or all of the Life insurance applied for in this application on any one life will take effect on the latest date in (1) specified above. If the amount of all Life insurance applied for on the same life (under this and any other Conditional Receipts issued by this Company):

 -- Is $500,000 or less, the amount of Life insurance applied for on that life will take effect;

 -- Is over $500,000, a lesser amount which is a pro rata share of the $500,000 maximum will take effect. This share will be based on the total Life insurance applied for on that life in all applications for which the Conditional Receipts are given. The remainder of any Life insurance applied for will not take effect unless and until the policy is delivered.

IF ANY CONDITION IS NOT MET, the Company has no liability except to return the conditional deposit upon surrender of this Receipt.

I have received a copy of and have read this Receipt. I understand and agree to all of its terms.



Signed at______________________________ this______day of _________________,20___
                 CITY           STATE

______________________________________   _______________________________________
PRIMARY INSURED (OR PARENT OR GUARDIAN   SPOUSE (IF PROPOSED FOR INSURANCE)
             OF MINOR PRIMARY INSURED)

______________________________________   _______________________________________
             *APPLICANT/OWNER                       WITNESSED BY AGENT

*Signature and address if other than Primary Insured or other than Premium Payor. If Owner is a Corporation, Partnership, or Trust, a Corporate Officer, Partner, or Trustee must sign and state title.



20-784 (4-00)                          13                         Applicant Copy

                                  [Blank Page]


20-784 (4-00)

                                                                        VARIABLE
                                                                            LIFE
                                                                         SERVICE
                                                                        REQUESTS
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------
                                                              ------------------









20-784 (4-00)

INSTRUCTIONS FOR COMPLETING VARIABLE LIFE SERVICE REQUESTS FORM

SECTION 1 -- SECTIONS TO BE COMPLETED
--------------------------------------------------------------------------------
A   Complete each of the sections indicated for each option.

A   Obtain signatures and date in Section 9.

SECTION 2-- POLICY INFORMATION:
--------------------------------------------------------------------------------
A NEW POLICIES. If the service request is in connection with a new policy application please enter the name of the proposed insured, the proposed policyowner, the policy face amount and the date the application was signed in Section 2A.

A EXISTING POLICIES. If the service request is for an existing policy, please enter the policy number in Section 2B.

SECTION 3-- PREMIUM PAYMENT ALLOCATION CHANGE REQUEST*
--------------------------------------------------------------------------------
    o  Enter your future premium allocation.

    o  Premium allocations must be made only in whole percentages.

    o  The sum of all premium allocations must equal 100%.

SECTION 4-- TELEPHONE PRIVILEGE AUTHORIZATION OR REVOCATION:
--------------------------------------------------------------------------------
A You may give each policyowner and your Registered Representative the authority to transfer policy values among the divisions or to request a partial withdrawal by telephone. If you elect telephone privileges, you must also have a PIN number. If you wish to use a specific PIN number, please indicate that number on the request form in Section 6.

    o Mark the boxes indicating the individuals for whom telephone authority is granted.

    o To revoke telephone privileges for a specific individual, mark the box next to the persons for whom privileges are to be revoked.

    o If you are revoking telephone privileges for your registered representative, the PIN number will be changed.

 SECTION 5-- AUTOMATIC REBALANCING OPTION:*
--------------------------------------------------------------------------------
A   GENERAL

    o  The total of all automatic rebalancing allocations must equal 100%.

    o Automatic rebalancing may be done at the same time as dollar cost averaging. If you do these simultaneously, exclude the Money Market Subaccount from your Automatic Rebalancing Program.

    o Automatic rebalancing percentages may be different from the premium allocation percentages.

A   TO INITIATE AUTOMATIC REBALANCING OPTION:

    o Enter the percentage for each investment option you wish to include in automatic rebalancing. The total of all percentages must equal 100%.

       [IMPORTANT REMINDER: If you also have elected the Guaranteed Minimum Death Benefit, you must invest your funds in at least 5 investment options with no more than 35% in any one investment option.]

    o Indicate the frequency and date with which you wish automatic rebalancing to occur.

A   TO CHANGE YOUR AUTOMATIC REBALANCING PERCENTAGES OR FREQUENCY:

    o Enter the percentage for each subaccount you wish to include in automatic rebalancing. The total of all percentages must equal 100%.

    o Indicate the frequency and date with which you wish automatic rebalancing to occur.

SECTION 6 -- PIN NUMBER CHANGE:
--------------------------------------------------------------------------------
    o  You must have a PIN number if you elect the telephone privilege option.

    o If you wish to use a specific PIN number, please indicate that number in this section.

 SECTION 7-- DOLLAR COST AVERAGING OPTION:*
--------------------------------------------------------------------------------
A   TO INITIATE OR CHANGE DOLLAR COST AVERAGING:

    o To initiate Dollar Cost Averaging, your Money Market Subaccount allocation must be at least $10,000.

    o Changes to Dollar Cost Averaging allocations are allowed once each policy year.

    o Enter the total percentage/dollar amount you wish to have transferred from the Money Market Subaccount.

    o Enter the percentage/dollar amount you wish to have transferred into each selected subaccount of the Variable Account.

       [IMPORTANT NOTE: When transferring funds from one subaccount to another, you may:
          --  transfer dollar amounts to dollar amounts
          --  transfer dollar amounts to percentages
          --  transfer percentages to percentages
        You may not transfer percentages to dollar amounts.]

    o  Percentages must add up to 100%.

    o  Dollar amounts must add up to the total dollar amount to be transferred.

    o Indicate the frequency and date with which you wish dollar cost averaging to occur.

    o You may specify a date for Dollar Cost Averaging to terminate. You may also specify a dollar amount so that when the Accumulation value reaches this dollar amount, Dollar Cost Averaging will terminate.

 SECTION 8-- TRANSFER REQUEST:*
--------------------------------------------------------------------------------
A   TRANSFERS AMONG INVESTMENT OPTIONS

    o Enter the dollar/percentage you wish to transfer in the "Transfer From" column. Enter the dollar/percentage you wish to transfer into an investment option in the "Transfer To" column.

       [IMPORTANT NOTE: When transferring funds from one investment option to another, you may:
           -- transfer dollar amounts to dollar amounts
           -- transfer dollar amounts to percentages
           -- transfer percentages to percentages
        You may not transfer percentages to dollar amounts.]

    o A minimum of $100 must be transferred. This minimum need not come from any one investment option or be transferred to any one investment option as long as the total amount requested to be transferred equals at least $100.

    o The total dollar amount shown in the "Transfer To" column must equal the total dollar amount shown in the "Transfer From" column.

    o  The total percentages shown in the "Transfer To" column must equal 100%.

    o Transfers to or from the Guaranteed Interest Account have specific time and amount limitations. Please refer to your policy or prospectus for additional information.



*You may not invest in more than 18 investment options over the life of the policy

VARIABLE LIFE
SERVICE REQUESTS FORM
FOR NEW AND EXISTING VARIABLE LIFE POLICIES


                        SOUTHLAND LIFE INSURANCE COMPANY
                      Variable Life Customer Service Center
                     P. O. Box 173888, Denver, CO 80217-3888
                                 1-800-224-3035


SECTION 1: SECTIONS TO BE COMPLETED

For Automatic Rebalancing Option -- Complete Sections 2, 5 & 9

For Dollar Cost Averaging Option -- Complete Sections 2, 7 & 9

For Premium Allocation Change Requests -- Complete Sections 2, 3 & 9

For Transfer Requests -- Complete Sections 2, 8 & 9

For Telephone Transfer Authorization/Revocation - Complete Sections 2, 4 & 9

For PIN Number Changes -- Complete Sections 2, 6 & 9


SECTION 2: POLICY INFORMATION

A. |_| FOR NEW POLICIES:

       Proposed Policyowner Name:________________________________

       Proposed Insured's Name:__________________________________

       Policy Face Amount:_______________________________________

       Policy Application Date:__________________________________

B. |_| FOR EXISTING POLICIES:

       Policyowner Name:_________________________________________

       Policy No.:_______________________________________________

SECTION 3: PREMIUM ALLOCATION CHANGE REQUEST

ALGER AMERICAN                          FIDELITY VIP& VIP II
____% Growth                            ____% Asset Manager
____% Leveraged AllCap                  ____% Contrafund
____% MidCap Growth                     ____% Growth
____% Small Capitalization              ____% Equity-Income
                                        ____% High Income
INVESCO VIF                             ____% Index 500
____% Equity Income                     ____% Investment Grade Bond
____% Utilities                         ____% Money Market
                                        ____% Overseas
JANUS ASPEN
____% Aggressive Growth
____% Balanced
____% Growth
____% International Growth
____% Worldwide Growth


____%  GUARANTEED INTEREST ACCOUNT

SECTION 4:  TELEPHONE PRIVILEGE AUTHORIZATION OR REVOCATION

|_| TELEPHONE PRIVILEGE AUTHORIZATION: I/We authorize Southland Life Insurance Company to accept telephone instructions from the Owners/Registered Representative of the policy listed above.

      |_|   Owners Only                |_|  Owner and Registered Representative

|_| REVOCATION OF TELEPHONE PRIVILEGE AUTHORIZATION: I/We revoke all telephone privilege authorization in place on the policy listed above for the following persons:
      |_|   Owners and Registered Representative    |_|  Other_____________
      |_|   Registered Representative Only

By signing this form, I/We agree to hold harmless and indemnify Southland Life Insurance Company for any losses arising from such authorization/ revocation instructions. We further authorize Southland Life Insurance Company to record telephone conversations with any person utilizing telephone privileges on the policy listed in Section 2. I/We understand that Southland Life Insurance Company reserves the right to discontinue the telephone privilege at any time.

SECTION 5: AUTOMATIC REBALANCING OPTION

|_|   Initiate Automatic Rebalancing (complete below)

|_|   Change Automatic Rebalancing (complete below)

                        AUTOMATIC REBALANCING ALLOCATION

ALGER AMERICAN                          FIDELITY VIP& VIP II
____% Growth                            ____% Asset Manager
____% Leveraged AllCap                  ____% Contrafund
____% MidCap Growth                     ____% Growth
____% Small Capitalization              ____% Equity-Income
                                        ____% High Income
INVESCO VIF                             ____% Index 500
____% Equity Income                     ____% Investment Grade Bond
____% Utilities                         ____% Money Market
                                        ____% Overseas
JANUS ASPEN
____% Aggressive Growth
____% Balanced
____% Growth
____% International Growth
____% Worldwide Growth


____%  GUARANTEED INTEREST ACCOUNT

FREQUENCY AND DATE OF AUTOMATIC REBALANCING:

(If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

|_|  Monthly     |_| Quarterly     |_| Semi-annually     |_| Annually

Date:

|_| Policy Processing Date - Date on which processing will occur based on frequency selected beginning _____________________________________________
                                                  (Month/Date)
|_|  Last Valuation Date of Calendar Period

|_|  Specific Date each Period beginning _______________________________________
                                                 (Specify Date)

SECTION 6: PIN NUMBER CHANGE

|_| Please issue a new Personal Identification Number (PIN #) for the policy listed above.

|_|   Use the following specific number__________________________
                                           CAN BE ONLY 4 DIGITS

I/We understand that only individuals with telephone privilege authority will be notified of the PIN Number change.

--------------------------------------------------------------------------------
 For Home Office use only.



--------------------------------------------------------------------------------

SECTION 7: DOLLAR COST AVERAGING OPTION

|_|   INITIATE DOLLAR COST AVERAGING (complete below)

|_|   CHANGE DOLLAR COST AVERAGING (complete below)

Please transfer $_________ or _________% from:
(check one only)

   |_|  From Money Market Subaccount


   |_|  into the Variable Account Subaccount(s) selected below.

                        DOLLAR COST AVERAGING ALLOCATION


                              ALGER AMERICAN
$________or________%          Growth
$________or________%          Leveraged AllCap
$________or________%          Midcap Growth
$________or________%          Small Capitalization

                              INVESCO VIF
$________or________%          Equity Income
$________or________%          Utilities

                              JANUS ASPEN
$________or________%          Aggressive Growth
$________or________%          Balanced
$________or________%          Growth
$________or________%          International Growth
$________or________%          Worldwide Growth

                              Fidelity VIP & VIP II
$________or________%          Asset Manager
$________or________%          Contrafund
$________or________%          Growth
$________or________%          Equity-Income
$________or________%          High Income
$________or________%          Index 500
$________or________%          Investment Grade Bond
$________or________%          Overseas







FREQUENCY AND DATE OF DOLLAR COST AVERAGING:

(If no options are marked, frequency will be monthly and/or date will be policy processing date.)

FREQUENCY:

|_|  Monthly     |_| Quarterly     |_| Semi-annually     |_| Annually

DATE:
|_| Policy Processing Date - Date on which processing will occur based on frequency selected beginning _____________________________________________
                                                      (Month/Date)
|_|  Specific Date each Period beginning________________________________________
                                                     (Specify Date)
TERMINATE:

|_|   Terminate Dollar Cost Averaging on (date)_________________________________

|_| Terminate Dollar Cost Averaging when account value in Money Market Subaccount reaches $______________________


SECTION 8: TRANSFER REQUEST

|_|   CHANGE PREMIUM PAYMENT ALLOCATION

|_|   TRANSFER BETWEEN DIVISIONS

    TRANSFER FROM       INVESTMENT OPTION       TRANSFER TO

                         ALGER AMERICAN
$_______or_______%           Growth         $_______or_______%
$_______or_______%      Leveraged AllCap    $_______or_______%
$_______or_______%        Midcap Growth     $_______or_______%
$_______or_______%    Small Capitalization  $_______or_______%

                           INVESCO VIF
$_______or_______%        Equity Income     $_______or_______%
$_______or_______%          Utilities       $_______or_______%

                    FIDELITY VIP & VIP II
$_______or_______%        Asset Manager     $_______or_______%
$_______or_______%         Contrafund       $_______or_______%
$_______or_______%           Growth         $_______or_______%
$_______or_______%        Equity-Income     $_______or_______%
$_______or_______%         High Income      $_______or_______%
$_______or_______%          Index 500       $_______or_______%
$_______or_______%    Investment Grade Bond $_______or_______%
$_______or_______%        Money Market      $_______or_______%
$_______or_______%          Overseas        $_______or_______%

                         JANUS ASPEN
$_______or_______%      Aggressive Growth   $_______or_______%
$_______or_______%          Balanced        $_______or_______%
$_______or_______%           Growth         $_______or_______%
$_______or_______%    International Growth  $_______or_______%
$_______or_______%      Worldwide Growth    $_______or_______%

$_______or_______%     GUARANTEED INTEREST  $_______or_______%
                             ACCOUNT

SECTION 9: SIGNATURES

I/We acknowledge that we have read and understand:

1. the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.

2. I/we can cancel or change any elections requested in Sections 5 and 7 above by sending written notice to the Customer Service Center at least 5 days before the next transfer date.

3. that dollar cost averaging and automatic rebalancing will begin on the date specified only if Southland Life Insurance Company has received this signed form at least 5 days before the date specified.

Signature of Owner(s):

______________________________________________ Date__________________________

______________________________________________ Date__________________________

______________________________________________ Date__________________________

Daytime Phone Number:___________________________________________